                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: March 08, 1999
                    Capita Equipment Receivables Trust 1996-1

A New York                      Commission File                I.R.S Employer
Corporation                     NO. 333-08645                  No. 13-7097632

                          c/o AT&T Capital Corporation
                      2 Gatehall Drive Parsippany, NJ 07054
                         Telephone Number (973)606-3500

ITEMS. 5 OTHER

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:                                        MARCH 8, 1999           PAYMENT DATE:                 MARCH 15, 1999
COLLECTION PERIOD:                                     FEBRUARY 28, 1999

I.    INFORMATION REGARDING THE CONTRACTS

   1. CONTRACT POOL PRINCIPAL BALANCE
      a. Beginning of Collection Period                                  $  718,461,829.55
      b. End of Collection Period                                        $  668,369,630.10
      c. Reduction for Collection Period                                 $   50,092,199.45
   2. DELINQUENT SCHEDULED PAYMENTS
      a. Beginning of Collection Period                                  $   26,512,607.80
      b. End of Collection Period                                        $   25,900,764.64
   3. LIQUIDATED CONTRACTS
      a. Number of Liquidated Contracts                                                336
         with respect to Collection Period
      b. Required Payoff Amounts of Liquidated Contracts                 $    2,409,007.13
      c. Total Reserve for Liquidation Expenses                          $             -
      d. Total Liquidation Proceeds Received (1)                         $    1,316,621.77
      e. Liquidation Proceeds Allocated to Owner Trust                   $    1,076,966.77
      f. Liquidation Proceeds Allocated to Depositor                     $      239,655.00
      g. Current Realized Losses                                         $    1,332,040.36
   4. PREPAID CONTACTS
      a. Number of Prepaid Contracts with respect                                    1,520
         to Collection Period
      b. Required Payoff Amounts of Prepaid Contracts                    $    6,897,418.15
   5. PURCHASED CONTRACTS (BY TCC)
      a. Number of Contracts Purchased by TCC with                                       0
         respect to Collection Period
      b. Required Payoff Amounts of Purchased Contracts                  $             -



   6. DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)


                                                                                     % of Aggregate
                              Number of           % of         Aggregate Required    Required Payoff
                              Contracts         Contracts        Payoff Amounts          Amounts
                              ---------         ---------        --------------          -------
      a. Current               78,489            87.70%         $607,265,728.45           87.47%
      b. 31-60 days             5,086             5.68%         $ 48,490,193.32            6.98%
      c. 61-90 days             2,428             2.71%         $ 16,963,633.17            2.44%
      d. 91-120 days            1,446             1.62%         $  9,033,140.02            1.30%
      e. 120+ days              2,044             2.28%         $ 12,517,699.78            1.80%
      f. Total                 89,493            100.00%        $694,270,394.74          100.00%


   7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS



                           % OF                            % OF                            % OF                        % OF
                         AGGREGATE                       AGGREGATE                       AGGREGATE                  AGGREGATE
                      REQUIRED PAYOFF                 REQUIRED PAYOFF                 REQUIRED PAYOFF            REQUIRED PAYOFF
                          AMOUNTS                         AMOUNTS                         AMOUNTS                    AMOUNTS
COLLECTION
 PERIODS            31-60 DAYS PAST DUE             61-90 DAYS PAST DUE            91-120 DAYS PAST DUE         120+ DAYS PAST DUE
 -------            -------------------             -------------------            --------------------         ------------------
 2/28/99                   6.98%                           2.44%                           1.30%                      1.80%
 1/31/99                   6.09%                           2.24%                           1.17%                      1.74%
 12/31/98                  5.94%                           1.90%                           1.23%                      1.45%
 11/30/98                  6.15%                           1.94%                           0.92%                      1.30%
 10/31/98                  4.92%                           1.55%                           0.90%                      1.28%
 9/30/98                   4.39%                           1.47%                           0.91%                      1.24%
 8/31/98                   4.08%                           1.59%                           0.83%                      1.00%
 7/31/98                   4.04%                           1.42%                           0.82%                      1.17%
 6/30/98                   3.90%                           1.37%                           0.77%                      1.41%
 5/31/98                   4.46%                           1.51%                           0.80%                      1.41%
 4/30/98                   4.47%                           1.54%                           0.98%                      1.25%
 3/31/98                   3.85%                           1.61%                           0.98%                      1.12%
 2/28/98                   6.83%                           2.00%                           0.79%                      1.09%
 1/31/98                   4.39%                           1.21%                           0.65%                      0.94%
 12/31/97                  3.50%                           1.25%                           0.54%                      0.85%
 11/30/97                  2.78%                           0.42%                           0.24%                      0.16%
 10/31/97                  3.64%                           1.07%                           0.45%                      0.73%
 9/30/97                   3.21%                           0.95%                           0.48%                      0.82%
 8/31/97                   3.58%                           0.95%                           0.50%                      0.80%
 7/31/97                   3.11%                           0.90%                           0.53%                      0.78%
 6/30/97                   3.53%                           0.90%                           0.57%                      0.69%
 5/31/97                   3.06%                           0.99%                           0.58%                      0.63%
 4/30/97                   2.99%                           1.08%                           0.47%                      0.64%
 3/31/97                   3.73%                           0.96%                           0.46%                      0.61%
 2/28/97                   3.70%                           0.97%                           0.55%                      0.55%
 1/31/97                   3.27%                           0.97%                           0.49%                      0.40%
 12/31/96                  4.10%                           0.96%                           0.39%                      0.20%
 11/30/96                  3.49%                           0.83%                           0.34%                      0.00%
 10/31/96                  2.90%                           0.64%                           0.01%                      0.01%




   8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS


                                           COLLECTION       3 COLLECTION     6 COLLECTION PERIODS          CUMULATIVE SINCE
                                             PERIOD        PERIODS ENDING           ENDING                   CUT-OFF DATE
                                           FEBRUARY-99       FEBRUARY-99          FEBRUARY-99                ------------
                                           -----------       -----------          -----------
      a. Number of Liquidated                  336              1,194                2,738                      18,016
         Contracts
      b. Number of Liquidated                0.120%            0.425%               0.976%                      6.420%
         Contracts as a Percentage
         of Initial Contracts
      c. Required Payoff Amounts of         2,409,007         7,834,285           17,636,491                 108,478,451
         Liquidated Contracts
      d. Liquidation Proceeds Allocated     1,076,967         3,266,839            6,805,622                  25,468,444
         to Owner Trust
      e. Aggregate Current Realized         1,332,040         4,567,446           10,830,868                  83,010,007
         Losses
      f. Aggregate Current Realized          0.042%            0.143%               0.340%                      2.606%
         Losses as a Percentage of
         Cut-off Date Contract Pool
         Principal Balance


II.  INFORMATION REGARDING THE SECURITIES

   1. SUMMARY OF BALANCE INFORMATION


                                        PRINCIPAL BALANCE AS OF  CLASS FACTOR AS OF    PRINCIPAL BALANCE AS    CLASS FACTOR AS OF
         CLASS              COUPON          MARCH 15, 1999         MARCH 15, 1999      OF FEBRUARY 16, 1999     FEBRUARY 16, 1999
                             RATE            PAYMENT DATE           PAYMENT DATE           PAYMENT DATE           PAYMENT DATE
a. Class A-1 Notes          5.6000%             $0.00                  0.00000                $0.00                 0.00000
b. Class A-2 Notes          5.9500%             $0.00                  0.00000                $0.00                 0.00000
c. Class A-3 Notes          6.1100%         $19,891,065.75             0.03018           $70,595,108.35             0.10712
d. Class A-4 Notes          6.2800%        $400,220,000.00             1.00000           $400,220,000.00            1.00000
e. Class B Notes            6.5700%        $178,500,000.00             1.00000           $178,500,000.00            1.00000
f. Equity Certificates      6.7500%         $95,659,329.00             0.75021           $95,659,329.00             0.75021
g. Total                     N.A.          $694,270,394.75             0.21797           $744,974,437.35            0.23388


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $694,270,394.74 and the CCA Balance is $79,370,335.06.

   2. MONTHLY PRINCIPAL AMOUNT
      a. Principal Balance of Notes and Equity Certificates
         (End of Prior Collection Period)                                                                   $744,974,437.35
      b. Contract Pool Principal Balance (End of Collection Period)                                         $668,369,630.10
      c. Monthly Principal Amount                                                                           $  76,604,807.25
   3. GROSS COLLECTIONS
      a. Scheduled Payments Received                                                                        $  46,993,327.75
      b. Liquidation Proceeds Allocated to Owner Trust                                                      $   1,076,966.77
      c. Required Payoff Amounts of Prepaid Contracts                                                       $   6,897,418.15
      d. Required Payoff Amounts of Purchased Contracts                                                     $            -
      e. Proceeds of Clean-up Call                                                                          $            -
      f. Investment Earnings on Collection Account and Note Distribution Account                            $     139,403.16
      g. Extension Fees Allocated to Owner Trust                                                            $       3,292.36
      h. Total Gross Collections (sum of (a) through (g))                                                   $  55,110,408.19
   4. DETERMINATION OF AVAILABLE FUNDS
      a. Total Gross Collections                                                                            $  55,110,408.19
      b. Withdrawal from Cash Collateral Account                                                            $     311,334.81
      c. Total Available Funds                                                                              $  55,421,743.00


   5. APPLICATION OF AVAILABLE FUNDS


                        ITEM                      AMOUNT          REMAINING AVAILABLE FUNDS

      a. Total Available Funds                                        $55,421,743.00
      b. Servicing Fee                      $   748,397.74            $54,673,345.26
      c. Interest on Notes:
         i)          Class A-1 Notes        $          -              $54,673,345.26
         ii)         Class A-2 Notes        $          -              $54,673,345.26
         iii)        Class A-3 Notes        $   359,446.76            $54,313,898.50
         iv)         Class A-4 Notes        $ 2,094,484.67            $52,219,413.83
         v)          Class B Notes          $   977,287.50            $51,242,126.33
      d. Interest on Equity                 $   538,083.73             $50,704,042.60
         Certificates
      e. Principal of Notes and
         Equity Certificates:
         i)         Class A-1 Notes         $          -              $50,704,042.60
         ii)        Class A-2 Notes         $          -              $50,704,042.60
         iii)       Class A-3 Notes         $50,704,042.60            $          -
         iv)        Class A-4 Notes         $          -              $          -
         v)         Class B Notes           $          -              $          -
         vi)        Equity Certificates     $          -              $          -
      f. Deposit to Cash                    $                         $          -
         Collateral Account
      g. Amount to be applied in            $          -              $          -
         accordance with CCA
         Loan Agreement
      h. Balance, if any, to Equity         $           -             $          -
         Certificates


II. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

   1. BALANCE RECONCILIATION


                                                                           MARCH 15, 1999
                        ITEM                                                PAYMENT DATE

      a. Available Cash Collateral Amount (Beginning)                    $ 83,989,554.17
      b. Deposits to Cash Collateral Account                             $           -
      c. Withdrawals from Cash Collateral Account                        $    311,334.81
      d. Releases of Cash Collateral Account Surplus                     $  4,307,884.30
         (Excess, if any of (a) plus (b) minus (c) over (f))
      e. Available Cash Collateral Amount (End)                          $ 79,370,335.06
         (Sum of (a) plus (b) minus (c) minus (d))
      f. Requisite Cash Collateral Amount                                $ 79,370,335.06
      g. Cash Collateral Account Shortfall                               $           -
         (Excess, if any, of (f) over (e))
   2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
      a. For Payment Dates from, and including, the
         November 1996 Payment Date  to,
         and including, the October 1997 Payment Date
         1) Initial Cash Collateral Amount                               $207,040,000.00
      b. For Payment Dates from, and including, the
         November 1997 Payment Date until
          the Final Payment Date, the sum of
         1) 8% of the Contract Pool Principal Balance                    $ 53,469,570.41
         2) The Aggregate Principal Balance of the Notes                 $ 25,900,764.65
          and the Equity Certificate Balance less the
          Contract Pool Principal Balance
         3) Total ((1) plus (2))                                         $ 79,370,335.06


      C. FLOOR EQUAL TO THE LESSER OF
          1) 2% of Cut-Off Date Contract Pool Principal
         Balance ($63,704,600); and                                      $ 63,704,600.00
         2) the Aggregate Principal Balance of the Notes
         and the Equity Certificate Balance
      d. Requisite Cash Collateral Amount                                $ 79,370,335.06
   3.    CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
      a. Interest Shortfalls                                             $           -
      b. Principal Deficiency Amount                                     $    311,334.81
      c. Principal Payable at Stated Maturity Date of
         Class of Notes or Equity Certificates                           $           -
      d. Total Cash Collateral Account Withdrawals                       $     311,334.81


IV.   INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES


                    DISTRIBUTION                CLASS A-1            CLASS A-2        CLASS A-3
                      AMOUNTS                     NOTES                NOTES            NOTES

         1. Interest Due                    $         -       $            -      $    359,446.76
         2. Interest Paid                   $         -       $            -      $    359,446.76
         3. Interest Shortfall              $         -       $            -      $           -
         ((1) minus (2))
         4. Principal Paid                  $         -       $            -      $ 50,704,042.60
         5. Total Distribution Amount       $         -       $            -      $ 51,063,489.36
         ((2) plus (4))



                    DISTRIBUTION                CLASS A-4             CLASS B          EQUITY
                      AMOUNTS                     NOTES                NOTES        CERTIFICATES             TOTALS

         1. Interest Due                    $2,094,484.67     $     977,287.50    $ 538,083.73          $  3,969,302.65
         2. Interest Paid                   $2,094,484.67     $     977,287.50 $    538,083.73          $  3,969,302.65
         3. Interest Shortfall              $         -       $                   $        -            $           -
         ((1) minus (2))
         4. Principal Paid                  $         -       $            -      $        -            $50,704,042.60
         5. Total Distribution Amount       $2,094,484.67     $     977,287.50    $ 538,083.73          $54,673,345.25
         ((2) plus (4))




V.      INFORMATION REGARDING OTHER POOL CHARACTERISTICS

                                                   AS OF END OF                    AS OF END OF
                        ITEM                        FEBRUARY-99                     JANUARY-99
                                                 COLLECTION PERIOD               COLLECTION PERIOD

   1. ORIGINAL CONTRACT CHARACTERISTICS               280,634                          N.A.
      a. Original Number of Contracts             3,185,229,329                        N.A.
      b. Cut-Off Date Contract Pool
         Principal Balance                          38.6 months                        N.A.
      c. Original Weighted Average
          Remaining Term                            56.1 months                        N.A.
      d. Weighted Average
         Original Term
   2. CURRENT CONTRACT CHARACTERISTICS                89,493                          95,010
      a. Number of Contracts                          7,468                           7,562
      b. Average Contract
         Principal Balance                             24.0                            24.4
      c. Weighted Average
          Remaining Term


VI.CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1 PREPAYMENT SCHEDULE


                                                    SINCE ISSUE
        PERIOD                                          CPR

       0               Oct-96
       1               Nov-96                         10.866%
       2               Dec-96                         7.964%
       3               Jan-97                         8.606%
       4               Feb-97                         8.254%
       5               Mar-97                         7.615%
       6               Apr-97                         7.211%
       7               May-97                         8.268%
       8               Jun-97                         7.752%
       9               Jul-97                         7.784%
      10               Aug-97                         7.781%
      11               Sep-97                         7.506%
      12               Oct-97                         7.348%
      13               Nov-97                         7.346%
      14               Dec-97                         6.629%
      15               Jan-98                         6.741%
      16               Feb-98                         7.251%
      17               Mar-98                         6.870%
      18               Apr-98                         7.200%
      19               May-98                         7.072%
      20               Jun-98                         6.870%
      21               Jul-98                         7.232%
      22               Aug-98                         7.327%
      23               Sep-98                         7.253%
      24               Oct-98                         7.147%
      25               Nov-98                         7.198%
      26               Dec-98                         7.079%
      27               Jan-99                         7.208%
      28               Feb-99                         7.415%
      29               Mar-99                         7.485%




VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

     A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement. dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, Chase Manhattan
   Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on March 15, 1999

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                            AT&T CAPITAL CORPORATION

                                 Thomas G. Adams
                                 _______________
                                 Thomas G. Adams
                   Senior Vice President, Financial Reporting